January 1, 2004

                         THE NAVELLIER PERFORMANCE FUNDS

                       NAVELLIER MID CAP GROWTH PORTFOLIO
                                 CLASS I SHARES

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003


Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.